UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 27, 2011

S.Y. BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 27, 2011, S.Y. Bancorp, Inc. (the Company) held its 2011 Annual Meeting of Shareholders (annual meeting) as described in the Company’s definitive Proxy Statement for the annual meeting filed on March 21, 2011. The results of voting were announced in a Form 8-K filed on April 29, 2011.

The shareholders held an advisory vote on the frequency of the advisory resolution to approve the compensation of the Company’s named executive officers. A majority of the votes cast on the matter selected annual frequency, the same frequency as had been recommended by the Board of Directors. In light of these voting results, the Company’s Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next vote on the frequency of shareholder votes on such compensation. The Company is required to hold votes on frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2011	S.Y. BANCORP, INC.

	By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice
President, Treasurer and Chief
Financial Officer